Morgan Stanley Variable Investment Series Limited Duration Portfolio
                          Item 77(O) 10F-3 Transactions
                        July 1, 2004 - December 31, 2004



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
United  8/11/    -     $99.59 $450,00  175,00    0.04%  0.09%   JPMorg  JPMorg
Health    04                   0,000      0                      an,      an
 Group                                                          Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 BNY
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Citigr
                                                                 oup,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Lazard
                                                                , U.S.
                                                                Bancor
                                                                  p
                                                                Invest
                                                                ments,
                                                                 Inc.



                                                                Citigr
Wiscon  11/17    -     $99.98 $250,00  150,00    0.06%  0.08%    oup,   Citigr
  sin    /04                   0,000      0                     Morgan    oup
Electr                                                          Stanle
  ic                                                              y,
 Power                                                          Wachov
                                                                  ia
                                                                Securi
                                                                 ties

                                                                Citigr
                                                                 oup,
                                                                Goldma
Clorox  11/30    -     $100.0 $500,00  325,00    0.07%  0.18%     n,    Goldma
Compan   /04             0     0,000      0                     Sachs      n
   y                                                            & Co.,   Sachs
                                                                JPMorg
                                                                 an,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                 BNP
                                                                PARIBA
                                                                S, ING
                                                                Financ
                                                                 ial
                                                                Market
                                                                  s,
                                                                Mitsub
                                                                 ishi
                                                                Securi
                                                                ties,
                                                                Calyon
                                                                Securi
                                                                 ties
                                                                (USA)
                                                                Morgan
                                                                Stanle
                                                                  y